SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 1996


                               RECOTON CORPORATION
               (Exact name of registrant as specified in charter)


    New York                  0-5860            11-1771737
  (State or other jurisdic-  (Commission     (IRS Employer
   tion of incorporation)     File Number)    Identification No.)


   2950 Lake Emma Road, Lake Mary, Florida   32746
  (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:  407-333-8900


                                N.A.
    (Former name or former address, if changed since last report)

Item 7 is hereby amended to read as follows, and the items shown as (b)(1)(a) through (b)(1)(d) are enclosed herewith:

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits

     a.   Financial Statements of Business Acquired

          1.  International Jensen Incorporated and Subsidiaries
              Consolidated Financial Statements:

              (a) Report of Independent Accountants Coopers & Lybrand, L.L.P. dated May 24, 1996.

              (b)      Consolidated Balance Sheets as of February
                       29, 1996 and February 28, 1995.

              (c) Consolidated Statements of Operations for each of the three years in the period ended February 29, 1996.

              (d) Consolidated Statements of Cash Flows for each of the three years in the period ended February 29, 1996.

              (e)      Consolidated Statements of Stockholders'
                       Equity for each of the three years in the period ended February 29, 1996.

              (f)      Notes to Consolidated Financial Statements.

     b.   Pro Forma Financial Information

          1.  Recoton Corporation and International Jensen
              Incorporated Pro Forma Financial Statements:

              (a) Unaudited Pro Forma Combined Balance Sheet as at June 30, 1996.

              (b)      Unaudited Pro Forma Combined Statement of
                       Operations for the Year Ended December 31,
                       1995.

              (c)      Unaudited Pro Forma Combined Statement of
                       Operations for the Six Months Ended June 30,
                       1996.

              (d)      Notes to Unaudited Pro Forma Combined
                       Financial Statements.

     c.   Exhibits

          1. Fourth Amended and Restated Agreement and Plan of Merger Agreement among Recoton Corporation, RC Acquisition Sub, Inc. and International Jensen Incorporated dated as of January 3, 1996, but executed on June 23, 1996 (incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K for an event occurring on June 23, 1996).

          2.    Certificate of Merger of RC Acquisition Sub, Inc.
                into International Jensen Incorporated dated
                August 28, 1996.

          3. Third Amended and Restated Agreement for Purchase and Sale of Assets of the OEM Business among International Jensen Incorporated and IJI Acquisition, Inc. dated as of January 3, 1996, but executed on June 23, 1996 (incorporated by reference to Exhibit 2.2 of International Jensen Incorporated's Current Report on Form 8-K for an event occurring on June 23, 1996).

          4.    Receivables Sales Agreement among International
                Jensen Incorporated, IJI Acquisition Corp. and
                Harris Trust and Savings Bank dated as of August
                28, 1996.

          5. Credit Agreement among Recoton Corporation, The Chase Manhattan Bank, and the Lenders made party thereto dated as of August 27, 1996.

          6.    Management Services Agreement among IJI
                Acquisition Corp. and International Jensen
                Incorporated dated August 28, 1996.

          7.    Supply and Services Agreement among IJI
                Acquisition Corp. and International Jensen
                Incorporated dated August 28, 1996.

          8.    Shared Facilities Agreement among IJI Acquisition
                Corp. and International Jensen Incorporated dated
                August 28, 1996.

          9.    Non-Competition Agreement among IJI Acquisition
                Corp. and International Jensen Incorporated dated
                August 28, 1996.

          10.   License Agreement among IJI Acquisition Corp. and
                International Jensen Incorporated dated August 28,
                1996.

          11. Employment Agreement among Recoton Corporation and Robert G. Shaw dated as of May 1, 1996

             RECOTON CORPORATION AND INTERNATIONAL JENSEN INCORPORATED

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                               AS AT JUNE 30, 1996
                                 (IN THOUSANDS)


                                                     Recoton        International
                                                   Corporation      Jensen, Inc.
                                                      and               and
                                                   Subsidiaries      Subsidiaries        Pro Forma Adjustments

                                                    Historical        Historical                                   Pro Forma
ASSETS                                              (Note 3)          (Note 3)         Amount          Note        Combined
------                                              ----------        ----------      ----------      --------     ---------
Current Assets:
   Cash and cash equivalents                        $  5,745          $  3,146                                      $  8,891
   Accounts receivable (less
      allowance for possible loss)                    38,009            42,002                                        80,011
   Inventories                                        65,264            36,237        $ 1,045          5A(1)         102,546
   Receivable from sale of OEM Business                                  4,598         (4,598)         5A(4)
   Prepaid expenses and other
      current assets                                  12,243             8,497                                        20,740
                                                     --------          --------        -------                       --------

         Total current assets                        121,261            94,480         (3,553)                       212,188

Property and equipment (less
   accumulated depreciation and
      amortization)                                   25,717             3,516                                        29,233
Goodwill                                              15,952             6,377          9,558          5A(2)          31,887
Other assets                                           6,067             8,263         (2,000)         5A(3)          12,330
                                                     --------          --------        -------                       --------

        T O T A L                                   $168,997          $112,636        $ 4,005                       $285,638
                                                    ========          ========        =======                       ========

LIABILITIES

Current liabilities:
   Due to banks                                     $  3,416           $19,173       $ (4,598)         5A(4)        $  3,416
                                                                                      (14,575)         5A(5)
   Short-term borrowings                                                 2,000         (2,000)         5A(3)
   Long-term debt classified as
      current                                                           15,000        (15,000)         5A(6)
   Current portion of long-term debt                   4,913                                                           4,913
   Accounts payable                                   10,348             9,757                                        20,105
   Accrued expenses                                    4,997            14,891                                        19,888
   Income taxes payable                                2,142                                                           2,142
                                                     --------          -------        --------                       --------

         Total current liabilities                    25,816            60,821        (36,173)                        50,464

Long-term debt (less current
   portion above)                                     17,959                           74,663          5A(5)         107,622
                                                                                       15,000          5A(6)
Other non-current liabilities                          1,113             2,330                                          3,443
Negative goodwill (excess of fair
   value of acquired assets over
   cost, net)                                                            3,660         (3,660)         5A(2)
                                                    --------           -------        --------                        -------

         Total liabilities                            44,888            66,811         49,830                        161,529
                                                    --------           -------        --------                       --------

STOCKHOLDERS' EQUITY
Common stock                                        $  2,516          $     59        $   (59)         5A(7)        $  2,516
Additional paid-in capital                            75,822            18,144        (18,144)         5A(7)          75,822
Retained earnings                                     50,968            27,203        (27,203)         5A(7)          50,968
Cumulative foreign currency
   translation adjustment                               (262)            1,056         (1,056)         5A(7)           (262)
                                                     --------          --------       --------                      --------
                                                     129,044            46,462        (46,462)                       129,044

Treasury stock, at cost                               (4,935)             (637)           637          5A(7)          (4,935)
                                                     --------         --------         --------                     --------

         Total stockholders' equity                  124,109            45,825        (45,825)                       124,109
                                                    --------          --------        --------                      --------

         T O T A L                                  $168,997          $112,636       $  4,005                       $285,638
                                                    ========          ========         ========                     ========

  The attached notes to pro forma financial statements are made a part hereof.

            RECOTON CORPORATION AND INTERNATIONAL JENSEN INCORPORATED

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 International
                                        Recoton     STD Holding      Jensen
                                       Corporation    Limited     Incorporated
                                          and           and           and
                                      Subsidiaries  Subsidiaries  Subsidiaries            Pro Forma Adjustments
                                                      Pro Forma                 Jensen OEM
                                       Historical      (Notes 1    Historical     Business                           Pro Forma
                                        (Note 2)         and 4)     (Note 3)    (Note 5B (1))    Other       Note     Combined
                                       ----------      --------    ----------  -------------   ---------   --------  ----------
Net sales                              $212,677        $21,220     $249,695    $(88,160)                             $395,432
Cost of sales                           129,981         12,926      183,065     (76,039)       $ 1,548      5B(2)     251,481
                                       --------        -------     --------    --------        -------               --------

Gross profit                             82,696          8,294       66,630     (12,121)        (1,548)               143,951
                                       --------        -------     --------    --------        -------               --------

Selling, general and administrative
  expenses                               62,747          8,316       63,735      (9,545)           172      5B(2)     125,425
Interest expense                            793          1,047        4,574         (85)         3,211      5B(3)       9,540
Investment income                          (569)           (70)        (278)                                             (917)
                                       --------        -------      --------     --------       -------               --------

                                         62,971          9,293       68,031      (9,630)         3,383                134,048
                                       --------        -------      -------      --------       -------               --------

Income (loss) before income taxes        19,725           (999)      (1,401)     (2,491)        (4,931)                 9,903
Income taxes provision (credit)           4,672            (83)        (518)     (1,000)        (1,165)    5B(4)        1,906
                                       --------        -------       -------     -------        -------               --------

NET INCOME (LOSS)                      $ 15,053        $  (916)     $  (883)    $(1,491)       $(3,766)              $  7,997
                                       ========         =======      =======    =======        =======               ========

Earnings per share:
      Primary                             $1.32                                                                          $.69
                                          =====                                                                          ====

      Assuming full dilution              $1.31                                                                          $.68
                                          =====                                                                          ====

Number of shares used in computing
  per share amounts:
      Primary                            11,402            271                                                         11,673
                                       ========        =======                                                         ======

      Assuming full dilution             11,466            271                                                         11,737
                                       ========        =======                                                         ======

          The attached notes to unaudited pro forma combined financial statements are made a part hereof.

            RECOTON CORPORATION AND INTERNATIONAL JENSEN INCORPORATED

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           International
                                         Recoton               Jensen
                                        Corporation         Incorporated
                                           and                  and
                                        Subsidiaries       Subsidiaries           Pro Forma Adjustments
                                                                             Jensen OEM
                                         Historical          Historical       Business                                   Pro Forma
                                          (Note 3)           (Note 3)        (Note 5B (1))      Other        Note         Combined
                                        -----------        ------------     ----------------   -------     -------      ----------

Net sales                                $106,404            $118,368        $(45,259)                                    $179,513
Cost of sales                              66,254              86,265         (37,138)          $   774      5B(2)         116,155
                                         --------            --------        --------           -------                   --------

Gross profit                               40,150              32,103          (8,121)             (774)                    63,358
                                         --------            --------        --------           -------                   --------

Selling, general and
  administrative expenses                  36,283              31,287          (4,659)               81      5B(2)          62,992
Interest expense                            1,154               2,088             (42)            1,480      5B(3)           4,680
Investment income                            (144)               (158)                                                        (302)
                                         --------             -------         -------           -------                    --------

                                           37,293              33,217          (4,701)            1,561                     67,370
                                         --------             -------          -------          -------                    --------

Income (loss) before income taxes           2,857              (1,114)         (3,420)           (2,335)                    (4,012)
Income taxes provision (credit)               686                (412)         (1,400)             (537)     5B(4)          (1,663)
                                         --------             -------          -------           -------                   --------

NET INCOME (LOSS)                        $  2,171             $  (702)        $(2,020)          $(1,798)                  $ (2,349)
                                         ========              =======         =======          =======                   ========

Earnings (loss) per share:
      Primary                                $.19                                                                            $(.21)
                                             ====                                                                            =====

      Assuming full dilution                 $.19                                                                            $(.21)
                                             ====                                                                            =====

Number of shares used in computing
      per share amounts:
      Primary                              11,694                                                 (456)    5B(5)            11,238
                                           ======                                                 ====                      ======

      Assuming full dilution               11,702                                                 (464)     5B(5)            11,238
                                          ======                                                  ====                      ======

          The attached notes to unaudited pro forma combined financial statements are made a part hereof.

                               RECOTON CORPORATION

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                             AS AT JUNE 30, 1996 AND
                    FOR THE YEAR AND SIX MONTHS PERIODS ENDED
                       DECEMBER 31, 1995 AND JUNE 30, 1996



NOTE 1 -        Summary of Transaction and Basis of Presentation:
------          ------------------------------------------------
          On August 28, 1996, a newly formed wholly-owned subsidiary of Recoton Corporation ("Recoton"), acquired for cash, in a purchase transaction, all of the outstanding stock of International Jensen, Inc. ("Jensen") for a purchase price aggregating approximately $55.6 million, plus approximately $4.5 million for investment banker fees and other costs of the transaction. The transaction was preceded by Jensen's sale of its original equipment manufacturing business ("OEM Business") to a member of its management.

          Jensen is an Illinois based international designer, assembler and marketer of home and car stereo loudspeakers, car stereo players and amplifiers.
          The unaudited pro forma combined financial statements give effect to the acquisition of Jensen, after the sale of its OEM business, under the "purchase" method of accounting. Effective September 1, 1995, Recoton also acquired, in a purchase transaction, the capital stock of STD Holding, Ltd. ("STD") and certain assets of one of its subsidiaries. The pro forma statement of operations data for the year ended December 31, 1995 also includes the historical operating results of STD for the eight months ended August 31, 1995, adjusted for the pro forma effects of that transaction. These unaudited pro forma combined financial statements are presented for illustrative purposes only, and therefore are not necessarily indicative of the operating results and financial position that might have been achieved had the acquisition of Jensen and STD occurred as of an earlier date, nor are they necessarily indicative of operating results which may occur in the future.

          The unaudited pro forma combined balance sheet as at June 30, 1996 gives effect to the Jensen acquisition as though it had been consummated on that date. Unaudited pro forma combined statements of operations are provided for the year ended December 31, 1995, giving effect to the Jensen and STD purchases as though they had occurred on January 1, 1995 and for the six month period ended June 30, 1996, giving effect to the Jensen purchase as though it had occurred on January 1, 1996. Certain amounts reported in Jensen's and STD's historical financial information have been reclassified to conform with Recoton's financial statement presentation.

          In connection with the acquisition and immediately prior thereto, Jensen sold its OEM Business for approximately $18.7 million, of which $14.1 million was paid at closing. Additionally, Recoton borrowed, in the form of bridge loan, approximately $60 million for the purchase of the Jensen stock and related acquisition costs which it intends to refinance, along with Jensen's remaining short-term debt. Recoton is currently negotiating with financial institutions and institutional investors for such long-term financing.

NOTE 2 - Jensen Purchase Price Determination and Allocation:
------   --------------------------------------------------

          The purchase price of approximately $60.1 million is based on cash paid at the closing, plus $4.5 million for estimated investment banking fees and other costs of the acquisition.

          The unaudited pro forma combined financial information reflects a preliminary allocation of the purchase price of Jensen and is based primarily on its recorded book values at August 28, 1996. It is therefore subject to revision upon the determination of the fair value of assets acquired and liabilities assumed, including any estimated costs to eliminate duplicate facilities.


NOTE 3 - Accounting Periods:
------   -------------------

          The pro forma periods for the year ended December 31, 1995 and for the six months ended June 30, 1996 are Recoton's historical financial reporting periods. Jensen has historically reported on a fiscal year ending on the last day of February with equivalent interim quarterly basis reporting. The unaudited pro forma financial statements combine the historical consolidated amounts of Recoton as at June 30, 1996 and for the six months then ended and for the year ended December 31, 1995 with those of Jensen as at August 28, 1996 (after the sale of the OEM Business) and for the six months ended May 31, 1996 and for the year ended February 29, 1996. Recoton believes the effect of the difference in the reporting periods is not significant to an understanding of the pro forma results of operations.

NOTE 4 - Pro Forma STD Amounts:
------   ---------------------

          The amounts for STD included in the unaudited Pro Forma combined statements of operations for the year ended December 31, 1995 have been derived from interim unaudited financial accounting records for the eight months ended August 31, 1995 adjusted for the pro forma effect of that acquisition as follows:

          Historical income before taxes                    $ 224
          Eliminate nonrecurring charge incurred as a
            result of the acquisition of STD by Recoton       259
                                                            -----
               Balance                                        483

          Deduct:
            Interest on bank financing obtained              (802)
            STD executive bonuses payable under terms of
              purchase contract                              (131)
            Amortization of goodwill over 15 years on
              excess of purchase price over fair value
              of net assets acquired                         (549)
                                                            ------
          Pro forma (loss) before income taxes               (999)
          Income taxes (including pro forma effect of
            foregoing adjustments of $172)                     83
                                                            ------
                    PRO FORMA NET (LOSS)                    $(916)
                                                            ======
          In addition, the number of shares used to compute pro forma earnings per share was adjusted to include Recoton common shares issued in connection with the STD purchase.

          STD's pro forma results of operations for the eight months ended August 31, 1995 are not considered indicative of its results for a full year because of the seasonal nature of its business.

NOTE 5 - Jensen Pro Forma Adjustments:
------   ----------------------------

     A.   Pro forma adjustments to the balance sheet are as follows:

          1. Upward restatement of inventory to fair value based on current LIFO reserves.

          2. Remeasurement of goodwill and negative goodwill based on the purchase price to Recoton and the book values of the net assets acquired.

          3.  Elimination of Jensen's short-term borrowing from Recoton.

          4. Application of the remaining $4.6 million sales proceeds of the OEM business in reduction of existing Jensen short-term bank borrowings.

          5. Long-term borrowings by Recoton to fund the acquisition of Jensen and to refinance Jensen's remaining short-term bank borrowings of $14.6 million. For purposes of this pro forma presentation it has been assumed that the bridge loan financing will be converted into longer term financing with financial institutions and/or institutional investors. However, no assurance is given that such financing will be obtained based on the terms used for this presentation.

          6. Reclassification of debt to noncurrent as a result of Recoton's obtaining waivers or otherwise causing Jensen to be in compliance with its loan covenants.

          7.  Elimination of Jensen's stockholders' equity accounts.

     B. Pro forma adjustments to the statements of operations are as follows:

          1. The elimination of the revenues, costs and expenses of the OEM Business, which are not acquired by Recoton, based, in part, on Jensen's management's estimates of the allocation of certain joint costs and expenses. It has been assumed that after the acquisition the relative operating results of the businesses will not be materially affected by the Management Service Agreement and the Supply Agreement entered into with the purchasers of the OEM Business.

          2. Elimination of Jensen's amortization of negative goodwill from cost of sales and positive goodwill from selling, general and administrative expenses plus a charge ($746,000 for the year and $373,000 for the six month period) for amortization of the goodwill over a 20 year period relating to the excess of the purchase price of Jensen over Recoton's preliminary estimates of the fair value of the net assets acquired.

          3. Interest expense on estimated net additional bank borrowings of $42.9 million at assumed interest rates of 6.345% a year during the estimated 120 day period of the bridge loan financing and 8.05% a year for the permanent financing (see
              Note 5A(5)).

          4. The income tax effect of the foregoing, at Recoton's effective U.S. income tax rate, and

          5. The elimination of the dilutive effect of outstanding stock options in computing loss per share amounts.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RECOTON CORPORATION


                                      By:  /s/ Joseph H. Massot

                                         Name:   Joseph H. Massot
                                         Title:  Vice President &
                                                 Treasurer



Dated:  November 8, 1996